SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 October 24, 2003
                                -------------------
                Date of Report (Date of earliest event reported)


                         Livestar Entertainment Group Inc.
                         ---------------------------------
             (Exact name of registrant as specified in its charter)



                                      Nevada
                                      ------
                 (State or other jurisdiction of incorporation)


     000-27233                                                  98-0204736
     ---------                                                  ----------
        (Commission  File  Number)         (IRS  Employer Identification  No.)


    62 West 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada  V5Y 1M7
    ---------------------------------------------------------------------------
    (address of principal executive offices)                         (Zip Code)


                                 (604) 682-6541
                                 --------------
              (Registrant's telephone number, including area code)

ITEM  2.  ACQUISITION  OF  ASSETS.

On October 24, 2003, the registrant, Livestar Entertainment Group Inc. (the "Company") closed its acquisition of 1485684 Ontario Limited, an Ontario corporation doing business as The Sequel Nightclub (the "Sequel") as originally discussed in its current report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2003. This filing is an amendment to that original filing on August 11, 2003. The final terms and conditions of the acquisition are as set forth in the Amended and Restated Agreement and Plan of Acquisition (the "Agreement") in the form attached hereto as Exhibit 2.1.

In the acquisition, the Company acquired 100% of the issued and outstanding capital stock of the Sequel from Mr. Terrance Lall. Consideration paid by the Company at closing for the acquisition included:

-     Nominal  consideration  of  $10.00;
-     An  advance  to  the  Sequel  of  U.S  $  35,609.00;  and
- 1,000,000 shares of preferred stock of the Company issued to Mr. Lall or nominees.

Monies advanced at closing were monies available to the Company obtain from the sale of share capital of the Company. The 1,000,000 shares of preferred stock were valued at U.S.$200,000 and will be booked as a reduction in certain debt owed Mr. Lall by the Sequel. The Sequel will continue to owe Mr. Lall additional debt which is secured by the assets of the Sequel.

The business operations of The Sequel Nightclub constitute virtually all of the business operations of the Company. The Sequel is in the business of operating a nightclub and lounge in Toronto, Canada.

Included in this Form 8-K are forward-looking statements. There can be no assurance that expectations reflected in such forward-looking statements will prove to be correct. The Company's actual results could differ materially from those anticipated in the forward-looking statements as a result of certain factors.

Item  7.  Financial  Statements  and  Exhibits.

Financial  Statements.

The Company will file the required financial statements and pro forma financial information as an amendment to this Form 8-K as soon as practicable but not later than sixty (60) days from the date of this filing.

Exhibits.



Exhibit
  No.    Description
-------  -------------------------------------------------------------

2.1       Amended and Restated Agreement and Plan of Acquisition, dated
          October 24, 2003




                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVESTAR  ENTERTAINMENT  GROUP  INC.




By:  /s/ Ray Hawkins
     ----------------------------------
     Ray Hawkins
     Chief Executive Officer

Date: October 27, 2003